Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Clive Barwin, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the annual report on Form 10-KSB of Melt, Inc. for the fiscal year ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Melt Inc.

Dated  March 28, 2008.

/s/ Clive Barwin
Clive Barwin
President, CEO, CFO, Secretary and Director
(Principal Executive Officer, Principal Financial Officer
and Principal Accounting Officer)